--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       _________________________________

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  July 20, 2001

                             Wachovia Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                North Carolina
            ------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

             1-9021                                              56-1473727
-----------------------------------------                 ----------------------
      (Commission File Number)                                (I.R.S. Employer
                                                            Identification No.)


         100 North Main Street,
      Winston-Salem, North Carolina                               27150
         191 Peachtree Street NE,
               Atlanta, GA                                        30303
------------------------------------------                ----------------------
(Address of Principal Executive Offices)                         (Zip Code)


                         Winston-Salem (336) 732-5141
                             Atlanta (404) 332-5000
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


--------------------------------------------------------------------------------

Item 5.   Other Events.
          ------------

          On July 20, 2001, the North Carolina Business Court (the "Court") issued its decision in the consolidated cases brought by SunTrust and shareholder plaintiffs against First Union and Wachovia as a result of their proposed merger of equals. The Court denied the injunctive relief that SunTrust and the shareholder plaintiffs had sought, thereby allowing the proposed First Union/Wachovia transaction to proceed to a shareholder vote as scheduled for Wachovia's annual meeting on August 3. In particular, the Court upheld the validity of the reciprocal stock options that First Union and Wachovia had granted each other in connection with the merger, including the termination fees of up to $780 million payable pursuant to those options.

          The Court's decision also held as invalid one of the termination provisions of the Agreement and Plan of Merger, dated as of April 15, 2001 and amended and restated, between Wachovia and First Union (the "Merger Agreement"), which did not allow either party to terminate the Merger Agreement if it is not approved by shareholders. Although this aspect of the Court's decision will not have any impact on Wachovia's ability to complete the merger with First Union, Wachovia and First Union, in a letter agreement dated July 20, 2001 (the "Letter Agreement"), amended the Merger Agreement in accordance with the Court's decision to permit either party to terminate the Merger Agreement immediately if it is not approved by either company's shareholders at the meeting held for that purpose. A copy of the Letter Agreement is filed as Exhibit 2.1 to this Form 8-K, and this summary description of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement. A copy of a letter to Wachovia's shareholders dated July 20, 2001 from Wachovia's Chairman and Chief Executive Officer, L.M. Baker, Jr., discussing the Court's decision is filed as Exhibit
99.1 to this Form 8-K. A copy of the Court's decision is filed as Exhibit 99.2 to this Form 8-K.

Item 7.   Exhibits
          --------

2.1       Letter Agreement, dated as of July 20, 2001, between Wachovia and
          First Union.

99.1      Letter to Wachovia shareholders, dated July 20, 2001.

99.2 Order and opinion by the North Carolina Business Court rendered on July 20, 2001, in connection with certain litigation relating to the merger between Wachovia and First Union.

The proposed merger of Wachovia and First Union will be submitted to Wachovia's and First Union's shareholders for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between Wachovia and First Union and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789), or from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782).

The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the merger between Wachovia Corporation and First Union Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Wachovia's and First Union's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of Wachovia and First Union will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia's and First Union's shareholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause Wachovia's and First Union's results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Wachovia or First Union or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and First Union do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WACHOVIA CORPORATION

DATED:   July 23, 2001             By:
                                        ---------------------------------
                                        Name:  Robert S. McCoy, Jr.
                                        Title:  Vice Chairman and
                                                Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.         Description
----------          -----------

2.1 Letter Agreement, dated as of July 20, 2001, between Wachovia and First Union.

99.1                Letter to Wachovia shareholders, dated July 20,
                    2001.

99.2 Order and opinion by the North Carolina Business Court rendered on July 20, 2001, in connection with certain litigation relating to the merger between Wachovia and First Union.